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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            ------------------------

                         Date of report: April 28, 2000
                        (Date of earliest event reported)



                       PHILIPS INTERNATIONAL REALTY CORP.
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)


          000-23463                                13-3963667
     (Commission File No.)               (I.R.S. Employer Identification No.)


                                417 Fifth Avenue
                            New York, New York 10016
               (Address of principal executive offices; zip code)

                                 (212) 545-1100
              (Registrant's telephone number, including area code)


                                 Not Applicable

          (Former Name or Former Address, if changed Since Last Report)


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 Item 5.       Other Events
               ------------

         On April 28, 2000, Philips International Realty Corp., a Maryland corporation (the "Company"), and certain of its subsidiaries entered into certain agreements relating to the disposition of certain assets and the other transactions disclosed in the press releases of the Company dated April 17, 2000 and April 28, 2000. Such documents were included as exhibits to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 2, 2000. The Company hereby files as exhibits hereto additional agreements relating to such transactions.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits
               ---------------------------------------------------------

         (b) Exhibits.

         The Company hereby furnishes the following exhibits:

                  10.1 Amended and Restated Redemption Agreement dated as of April 27, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, and Philip Pilevsky.

                  10.2 Redemption Agreement dated as of April 28, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, and Allen Pilevsky.

                  10.3 Redemption Agreement dated as of April 28, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, and Fred Pilevsky.

                  10.4 Redemption Agreement dated as of April 28, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, and SL Florida LLC, a Delaware limited liability company.

                  10.5 First Amendment to Asset Contribution, Purchase and Sale Agreement dated as of May 31, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, the Company, certain Affiliated Parties signatory thereto, KIR Acquisition, LLC, a Delaware limited liability company, and Kimco Income Operating Partnership, L.P., a Delaware limited partnership.

                  10.6 Second Amendment to Asset Contribution, Purchase and Sale Agreement dated as of June 15, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, the Company, certain Affiliated Parties signatory thereto, KIR Acquisition, LLC, a Delaware limited liability company, and Kimco Income Operating Partnership, L.P., a Delaware limited partnership.

                  10.7 Third Amendment to Asset Contribution, Purchase and Sale Agreement dated as of June 20, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, the Company, certain Affiliated Parties signatory thereto, KIR Acquisition, LLC, a Delaware limited liability company, and Kimco Income Operating Partnership, L.P., a Delaware limited partnership.

                  10.8 Amended and Restated Purchase and Sale Agreement dated as of June 20, 2000, by 1517-25 Third, L.P., a New York limited partnership, Philip Pilevsky, SL Florida LLC, a Delaware limited liability company, Allen Pilevsky and Fred Pilevsky.

                  10.9 Amended and Restated Purchase and Sale Agreement dated as of June 20, 2000, by Philips International Realty, L.P., a Delaware limited partnership, Philips Lake Worth Corp., a New York corporation, and Philip Pilevsky.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: August 14, 2000


                                       PHILIPS INTERNATIONAL REALTY CORP.
                                                (Registrant)

                                       By: /s/ Louis J. Petra
                                          -------------------------
                                               Louis J. Petra
                                               President


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                                 EXHIBIT INDEX

                  10.1 Amended and Restated Redemption Agreement dated as of April 27, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, and Philip Pilevsky.

                  10.2 Redemption Agreement dated as of April 28, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, and Allen Pilevsky.

                  10.3 Redemption Agreement dated as of April 28, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, and Fred Pilevsky.

                  10.4 Redemption Agreement dated as of April 28, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, and SL Florida LLC, a Delaware limited liability company.

                  10.5 First Amendment to Asset Contribution, Purchase and Sale Agreement dated as of May 31, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, the Company, certain Affiliated Parties signatory thereto, KIR Acquisition, LLC, a Delaware limited liability company, and Kimco Income Operating Partnership, L.P., a Delaware limited partnership.

                  10.6 Second Amendment to Asset Contribution, Purchase and Sale Agreement dated as of June 15, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, the Company, certain Affiliated Parties signatory thereto, KIR Acquisition, LLC, a Delaware limited liability company, and Kimco Income Operating Partnership, L.P., a Delaware limited partnership.

                  10.7 Third Amendment to Asset Contribution, Purchase and Sale Agreement dated as of June 20, 2000, by and among Philips International Realty, L.P., a Delaware limited partnership, the Company, certain Affiliated Parties signatory thereto, KIR Acquisition, LLC, a Delaware limited liability company, and Kimco Income Operating Partnership, L.P., a Delaware limited partnership.

                  10.8 Amended and Restated Purchase and Sale Agreement dated as of June 20, 2000, by 1517-25 Third, L.P., a New York limited partnership, Philip Pilevsky, SL Florida LLC, a Delaware limited liability company, Allen Pilevsky and Fred Pilevsky.

                  10.9 Amended and Restated Purchase and Sale Agreement dated as of June 20, 2000, by Philips International Realty, L.P., a Delaware limited partnership, Philips Lake Worth Corp., a New York corporation, and Philip Pilevsky.